Exhibit 99.2

• • • • • • •

x x x x x x x x x x x 1 2 3 4 5

▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪

▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪

• • • • • • • • • • • • •

• • • •

x x x x x

SERVICEMAX



July 2021

Investor Presentation

Disclaimer

This investor presentation ("Presentation") is for informational purposes only to assist interested parties in making their own evaluation with respect to the proposed business combination (the "Business Combination") between Pathfinder Acquisition Corporation ("PFDR" or "Pathfinder") and ServiceMax, Inc., and its subsidiaries ("ServiceMax" or the "Company"). The information contained herein does not purport to be all-inclusive and none of PFDR, the Company or their respective directors, officers, stockholders or affiliates makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation or any other written or oral communication communicated to the recipient in the course of the recipient's evaluation of PFDR or the Company. This Presentation is based upon financial information reasonably available to PFDR and the Company and shared with the Company for inclusion herein as of the date hereof. Some of the data contained herein is derived from information provided by PFDR or the Company and various third-party sources and is included herein for illustrative purposes only. The delivery of this Presentation shall not, under any circumstances, create any implication that the Presentation is correct in all respects, including as of any time subsequent to the date hereof, and PFDR and the Company do not undertake any obligation to update such information at any time after such date. Certain information in this Presentation may be based upon information from third-party sources which we consider reliable, but neither PFDR nor the Company represents that such information is accurate, complete or sufficient for any purpose and it should not be relied upon as such. Any historical price(s) or value(s) are as of the date indicated unless stated otherwise. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections, modeling or back-testing or any other information contained herein. All levels, prices and spreads are historical and do not represent current market levels, prices or spreads, some or all of which may have been changed since the date hereof. Any data on past performance, modeling or back-testing contained herein is not an indication as to future performance and should not be relied upon as an indication of future performance. Neither PFDR nor the Company assumes any obligation to update the information, back-testing, models or assumptions underlying the foregoing in this Presentation. PFDR and the Company's businesses are subject to a number of risks that are not described in this Presentation, including those that will be set forth in the description of forward-looking statements and the risk factors described in the registration statement on Form S-4 to be filed by PFDR with the SEC, which will contain a preliminary prospectus and proxy statement.

This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of PFDR, the Company or any of their respective affiliates. You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision.

The distribution of this Presentation may also be restricted by law, and persons into whose possession this Presentation comes should inform themselves about and observe any such restrictions. You acknowledge that you are (a) aware that the United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the "Exchange Act"), and that you will neither use, nor cause any third party to use this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b-5 thereunder.

By accepting this Presentation, you agree that you will, and will cause your representatives and advisors to, use this Presentation, as well as any information derived by you from this Presentation, only for initial due diligence regarding PFDR and the Company in connection with (a) the proposed Business Combination and (b) the Company's proposed private offering of public equity to a limited number of investors that qualify as QIBs and Institutional Accredited Investors (each as defined below) and for no other purpose and will not, and will cause their representatives and advisors not to, divulge this Presentation to any other party. This Presentation may not be reproduced or used for any other purpose.

No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of the Business Combination if it occurs or the accuracy or adequacy of this Presentation.

This Presentation is being distributed to selected recipients only and is not intended for distribution to, or use by any person or entity in, any jurisdiction or country where such distribution or use would be contrary to local law or regulation. Neither this Presentation nor any part or copy of it may be taken or transmitted into the United States or published, released, disclosed or distributed, directly or indirectly, in the United States, except to a limited number of qualified institutional buyers ("QIBs"), as defined in Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), or institutional "accredited investors" ("Institutional Accredited Investors") within the meaning of Regulation D under the Securities Act.

Cautionary Language Regarding Forward Looking Statements. This Presentation includes "forward looking statements". Forward-looking statements may be identified by the use of words such as "may," "might," "will," "would," "could," "should," "forecast," "intend," "seek," "target," "anticipate," "believe," "expect," "estimate," "plan," "outlook," and "project" and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Statements other than historical facts, including, but not limited to, those concerning (i) the Business Combination, (ii) the private placement of securities in connection with the Business Combination, (iii) market conditions, (iv) the revenues, earnings, performance, strategies, prospects and other aspects of the businesses of the Company or (v) trends, consumer or customer preferences or other similar concepts with respect to PFDR, the Company or the Business Combination, are based on current expectations, estimates, projections, targets, opinions and/or beliefs of PFDR and the Company or, when applicable, of one or more third-party sources. Such statements involve known and unknown risks, uncertainties and other factors, and undue reliance should not be placed thereon. The risks and uncertainties that could cause those actual results to differ materially from those expressed or implied by these forward-looking statements include, but are not limited to, (1) changes in domestic and foreign business, market, financial, political, and legal conditions, (2) the inability of the parties to successfully or timely consummate the Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Business Combination, (3) that approval of stockholders is not obtained, failure to realize the anticipated benefits of the proposed Business Combination, (4) risks relating to the uncertainty of the projected financial information of the Company, (5) the effects of competition on the Company's business,

SERVICEMAX

Disclaimer (cont'd)

(6) the amount of redemption requests made by PFDR's public stockholders, (7) the ability of PFDR or the combined company to issue equity or equity-linked securities in connection with the proposed Business Combination or in the future, (8) the impact of the global COVID-19 pandemic, and (9) other risks discussed in PFDR's Registration Statement on Form S-1 (File No. 333-252498) under the heading "Risk Factors" and other documents that PFDR has filed or will file with the Securities and Exchange Commission. You are cautioned not to place undue reliance upon any forward-looking statements, which, unless otherwise indicated herein, speak only as of the date of this Presentation. Neither PFDR nor the Company commits to update or revise the forward-looking statements set forth herein, whether as a result of new information, future events or otherwise, except as may be required by law. Forward-looking statements and discussions of the business environment and management strategy of PFDR and the Company included herein (e.g., with respect to financial markets, business opportunities, demand, investment pipeline and other conditions) may materially differ as a result of the severe and ongoing COVID-19 pandemic. The full impact of the COVID-19 pandemic is particularly uncertain and difficult to predict, therefore such forward-looking statements do not reflect its ultimate potential effects, which may substantially and adversely impact the performance of PFDR and the Company.

Performance and Statistics and Use of Non-GAAP Financial Measures. Past performance is not indicative of future results. Unless otherwise specified herein, performance figures included herein are presented on a forward-looking, pro forma basis giving effect to the Business Combination and do not reflect any events subsequent to the date hereof, including the continued impact of the COVID-19 pandemic and further deterioration of global economic conditions. The full impact of the COVID-19 pandemic is particularly uncertain and difficult to predict, but may have an adverse effect on the future performance of PFDR and the Company. This Presentation includes certain financial measures of ServiceMax not presented in accordance with generally accepted accounting principles in the U.S. ("GAAP"), including, but not limited to, Adjusted Revenue, Adjusted Gross Profit, Adjusted EBITDA, and Adjusted Free Cash Flow, in each case presented on a non-GAAP basis. These non-GAAP measures of financial performance may exclude items that are significant in understanding and assessing the Company's financial results. Therefore, these measures should not be considered in isolation or as an alternative to revenue, gross profit or net income or other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company's presentation of these measures may not be comparable to similarity-titled measures used by other companies.

The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company's financial condition and results of operations. The Company believes that the usage of those non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing the Company's financial measures with those of similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income items are excluded or included in determining these non-GAAP financial measures. Please refer to the non-GAAP reconciliation provided in this Presentation for a reconciliation of these measures to what the Company believes are the most directly comparable measures evaluated in accordance with GAAP.

Use of Projections. This Presentation contains financial forecasts with respect to the Company's projected financial results, including Adjusted Revenue, Adjusted Gross Profit, Adjusted EBITDA, and Adjusted Free Cash Flow for the Company's fiscal years ending January 31, 2022, 2023, and 2024, as well as ServiceMax's long term guidance. Neither the Company's independent auditors, nor the independent registered public accounting firm of PFDR have audited, reviewed, compiled or performed any procedures with respect to the projections for purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. These projections should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those presented in the prospective financial information. Inclusion of prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Additional Information. In connection with the proposed Business Combination, the Company intends to file with the SEC a registration statement on Form S-4 containing a preliminary prospectus of PFDR and registering the shares of ServiceMax common stock to be offered to PFDR shareholders in connection with the Business Combination, and after the registration statement is declared effective, PFDR will mail a definitive proxy statement/prospectus relating to the proposed Business Combination to its shareholders. This presentation does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision in respect to the Business Combination. PFDR's shareholders and other interested persons are advised to read the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus, when available, and all other documents filed or furnished in connection with the proposed Business Combination, as these materials will contain important information about ServiceMax, PFDR and the Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to shareholders of PFDR as of a record date to be established for voting on the proposed Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, at the SEC's website www.sec.gov.

Participants in the Solicitation. PFDR and its directors and executive officers may be deemed participants in the solicitation of proxies from PFDR's shareholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in PFDR and the proposed Business Combination will be contained in the proxy statement/prospectus relating to the Business Combination when available.

The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of PFDR in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be contained in the proxy statement/prospectus relating to the Business Combination when available.

Use of Trademarks and Other Intellectual Property. All registered or unregistered service marks, trademarks and trade names referred to in this presentation are the property of their respective owners, and the use herein does not imply an affiliation with, or endorsement by, the owners of these service marks, trademarks and trade names. Third-party logos included herein may represent past customers, present customers or may be provided simply for illustrative purposes only. Inclusion of such logos does not necessarily imply affiliation with or endorsement by such firms or businesses. There is no guarantee that either PFDR or the Company will work, or continue to work, with any of the firms or businesses whose logos are included herein in the future.

SERVICEMAX



Introduction

SERVICEMAX

Today's Presenters

SERVICEMAX

PATHFINDER ACQUISITION CORP

HGGC

INDUSTRY VENTURES



Neil Barua
CEO

Global Crossing

IPC

SilverLake



Simon Edwards
CFO



David Chung
CEO, Pathfinder
Executive Director, HGGC

Blum Capital

KKR



Lindsay Sharma
CIO, Pathfinder
Managing Director, Industry Ventures

intuit

Great Hill Partners

Winning Partnership Among Leading Tech Investors

PATHFINDER ACQUISITION CORP

HGGC INDUSTRY VENTURES

SERVICEMAX

SILVERLAKE

- Purpose-built partnership between HGGC (leading middle-market private equity firm) and Industry Ventures (leading multi-strategy venture capital platform)
- HGGC and Industry Ventures have deep domain expertise and 20+ years of technology investing experience including software/SaaS
- Over $8 billion of cumulative committed capital between the two firms

Leader in Field Service Management Software

- Global leader in technology investing
- More than $83 billion in combined assets under management and committed capital
- Investor in ServiceMax since 2019
- Plans to roll 100% into this transaction

Additional Investors

salesforce

Investment Highlights

#	Highlight	Details
1	Field Service Management ("FSM") software is a large, underserved market with secular growth tailwinds	✓ $9B+ TAM with vended spend growth of 10-15% creating tailwind ✓ Increasing strategic importance of field service operations drives greater urgency of adoption of increasingly sophisticated solutions
2	ServiceMax is a longstanding 'best of breed' player in the FSM market	✓ Mission-critical system of record for assets with value spanning IT-OT and CRM-ERP, serving 350+ customers in key asset-intensive vertical markets ✓ Recognized as a market leader by IDC, Gartner, Frost & Sullivan and others
3	Pure Enterprise SaaS model with attractive unit economics	✓ Recurring revenue business model with 115% net dollar retention(1) ✓ Sticky, high gross retention and LTV / CAC of ~6.5x(2) ✓ High and increasing subscription gross margins
4	Growth acceleration story driven by secular tailwinds, macro recovery, internal improvements, and new strategic partnership	✓ As a standalone company outside of GE since Feb. 2019, new management led by Neil Barua has set up the business for success ✓ Refreshed Salesforce partnership and investment announced in Feb. 2020 and Asset360 product launch in Nov. 2020 in order to drive incremental growth acceleration
5	World class management team with strong sponsorship	✓ Experienced management team with strong, blue-chip backgrounds ✓ Supported by experienced, committed investors in Silver Lake, Pathfinder (HGGC and Industry Ventures), and Salesforce Ventures

SERVICEMAX

Source: Company analysis, IDC, Gartner, Frost & Sullivan.
(1) Compares the activated ARR for subscription contracts associated with customers. Reflects LTM Q1 FYE Jan '22A.
*(2) LTV/CAC calculated as ((Newly Booked Committed ARR * Subscription Gross Margin) / (1 - LTM Committed ARR Gross Retention)) / S&M Expenses.*

Every second, a work order is processed using ServiceMax


00:00:01:00
HR
MIN
SEC
MS

ServiceMax enables the servicing and availability of complex equipment across mission-critical industries

SERVICEMAX

Workflow of an Enabled Service Technician


1
Call center receives request and schedules / contacts technician for dispatch
2
Technician reviews from mobile device and examines inventory
3
Technician orders any parts that are out of stock
4
Once in the field, technician accesses remote assistance to complete the job
5
Inputs work order debrief on mobile device and includes customer signature
6
Finishes job, on time

SERVICEMAX

Source: Company analysis.

Case Study Schneider Electric

Power & Utilities – Electrical Equipment
Energy Management & Automation



REVENUE GROWTH
COST MANAGEMENT
CUSTOMER SATISFACTION

SERVICEMAX

" By leveraging ServiceMax as a system of record for the installed base, we can better understand our business, the market dynamics, where the installed base is, and deliver excellent, consistent service across the globe. "

DANIEL PHILIPPE
VP, Global Field Service Operations

CHALLENGES

- Consistently being the preferred partner for all customer needs
- Seeking opportunities to provide more value to customers through IoT

SOLUTION

- Techs use mobile devices to see product and customer info on-site
- Multiple techs assigned to work order
- Installed base tracking with multiple parent/child relationships
- Deployed to 80+countries
- Crucial ERP integrations, offline access, and service contract functionalities

IMPACT

- Response time improved by 100%
- 70% less paper-based process
- 8% increase in closed opportunities
- Increased tech productivity and insight
- Greater collaboration between service and sales
- Boosted Net Promoter Score

Note: The impacts and other figures presented in this case study are based on self-reported results from the applicable customer at the request of ServiceMax.

Case Study 3D Systems

Mechanical Engineering
3D Printing



NPS & CUSTOMER EXPERIENCE
ELIMINATING DOWNTIME
IMPROVED SERVICE METRICS

3D Systems is a leading additive manufacturing solutions partner, bringing hardware, software, materials, and services to address advanced applications in healthcare, medical and dental, aerospace and defense, automotive, and durable goods.

CHALLENGES

- Desire for faster service responses, reduced repeat visits
- Unable to fulfill customer expectations for zero downtime
- Limited ability to provide proactive service

SOLUTION

- Powerful installed base data, intuitive work order management and reporting capabilities
- IoT data and infrastructure from AWS and Remote Triage AI capabilities, powered by Aquant

IMPACT

- Improvement across overall service metrics including CSAT
- 62% reduction in parts usage via improved forecasting
- 39% decrease in repeat visits as a result of connected products
- Increased uptime with move from reactive to proactive to predictive
- Net Promoter Score score up from 22 to 65, a 195% increase

SERVICEMAX

Note: The impacts and other figures presented in this case study are based on self-reported results from the applicable customer at the request of ServiceMax.

Company Highlights

RECOGNIZED MARKET LEADERSHIP

5x Leader
Gartner Magic Quadrant
Field Service Management

Leader
IDC Marketscape
Field Service Management

IN A LARGE, EXPANDING ADDRESSABLE MARKET

$9+ billion
Total Addressable Market
for ServiceMax

BLUE CHIP CUSTOMERS

Medical Devices & Healthcare
GE Healthcare
PHILIPS Healthcare

Industrial Manufacturing
pitney bowes
Valmet

Power & Utilities
Schneider Electric
VEOLIA

High-Tech Manufacturing
smiths
dormakaba

Construction & Building Maintenance
Carrier
HYSTER-YALE

Oil & Gas
Baker Hughes
SOLARIS

KEY METRICS(1)

$130M+ Revenue	**20%** Subscription Revenue Growth
115% Dollar Net Retention(2)	**~75%** Subscription Gross Margin
$230M Total RPO(3)	**300K+** Users
350+ Customers	**120M+** Work Orders Processed

SERVICEMAX

(1) Financials shown reflect non-GAAP forecasted metrics for fiscal year (FY) ending January 31, 2022, except for Dollar Net Retention, which reflects LTM Q1 FYE Jan '22A. For a reconciliation of Adjusted Revenue, see slide 44.
(2) Compares the activated ARR for subscription contracts associated with customers.
(3) Remaining Performance Obligation as of FYE Jan '21A per Company financials.

ServiceMax Company Evolution



ServiceMax Founded
Our 1st Field Service USA
Raised $205M of Venture Funding
CROSSLINK CAPITAL
EMERGENCE
KLEINER PERKINS
MERITECH
Mayfield
ptc
Forbes 2016 World's Best 100 Cloud Companies
GE Digital Acquires ServiceMax for $915M
Acquisition of Zinc
zinc
Carve Out of ServiceMax from GE
SILVERLAKE
IDC MarketScape "Leader" in FSM
salesforce
Raised $80M Led by Salesforce Ventures, Enhancing the Salesforce Strategic Partnership
Magic Quadrant Leader for 5th Consecutive Year
Pathfinder Acquisition
PATHFINDER
LiquidFrameworks Definitive Agreement
LiquidFrameworks
2007
2009
2011
2013
2015
2017
2019
2020
2021

SERVICEMAX



Market Overview

SERVICEMAX

ServiceMax is the System of Record and Action for Service Organizations



SAP
ORACLE
IBM
ERP
servicenow
INFORMATION TECHNOLOGY
SERVICEMAX
ptc
C3.ai
aspentech
OPERATIONAL TECHNOLOGY
salesforce
Microsoft
CRM

ServiceMax, the System of Record for field service, enables enterprises to unlock value by providing valuable operational insights and tools that grow profit pools

Field Service Undergoing Digital Transformation

Shift Toward Modern, Outsourced Solutions

Legacy solutions lack mobility and functionality

90% Of new operational processes deployed on edge infrastructure in 2024

40% Increase in investment in data governance, digital engineering, and digital operations from 2021 to 2022

Cloud / Mobile Transformation

Cloud and mobile technology has improved service speed and quality

73% Of IT Service Management Software installed in the cloud by 2025

75% Of business leaders leverage digital platforms and ecosystem capabilities by 2025

Growing IoT & Preventative Maintenance Ecosystem

Proactively monitoring equipment with IoT reduces downtime & costs

56B Devices or 'things' IoT-connected by 2025

89% Of executives believe IoT will enable them to enhance their products and services in the next three years

Customer Outcomes

"After ServiceMax, our invoicing cycle time has been ***reduced by over 50%****, directly impacting* ***cash flow and revenue****."*

Baker Hughes

"As a cloud solution, ServiceMax has been ***agile and dynamic****."*

tyco

"The industrial IoT allows us ***to significantly reduce downtime*** *and* ***improve the field support for our customers****. It is a* ***revolution****."*

Schneider Electric

Source: Company materials, IDC, Gartner, Accenture.

Large & Underpenetrated, Global Market Opportunity

$9+ Billion Total Addressable Market

~8 Million Technicians Globally


$90M+
$9B+
ServiceMax Adjusted Subscription Revenue (FYE Jan '21A)
TAM

SERVICEMAX

Source: Company analysis.
Note: Not shown to scale.



ServiceMax Positioned for Success

SERVICEMAX

What Sets Us Apart

Born in the Cloud

Attractive, Simple Pricing Model

Ease of Use & Fast Implementation



Mobile Forward

Asset-Centric

Pure-Play FSM with CRM & ERP Integration

Enabling Digital Transformation with Comprehensive, Asset-Centric Field Service Management

SERVICEMAX

Core Technology Product Overview

Service Flow
Configure once, deploy anywhere

Entitlements
Validates warranties, contracts and preventative maintenance

Mobile & Sync
Extended offline use

Optimization & AI
Minimize drive time, improve service-levels, decrease costs



Communication
Reporting & metrics, service audit trail, time-series analysis

Proven Track-Record of Driving Value for Customers

Average Results from our Customers

15% reduction in safety incidents

23% increase in technician productivity

24% decrease in compliance incidents

21% increase in contract renewals

13% decrease in repair time

14% decrease in service cost

20% increase in Net Promoter Score

25% service revenue growth

12% increase in equipment uptime

SERVICEMAX

Source: ServiceMax 2019 Impact Report. Metrics cited reflect an average of 120 customers' results experienced with ServiceMax compared to the customers' results prior to engaging ServiceMax. Results are based on a ServiceMax-commissioned survey conducted in partnership with Wakefield Research.

Recognized Market Leadership

FIELD SERVICE MANAGEMENT

Magic Quadrant for Field Service Management



Challengers
Leaders
IFS
Oracle
Microsoft
ServiceMax
Salesforce
GMS Development
ServicePower
OverIT
FieldAware
FieldPower
SAP
GEOCONCEPT Group
Praxedo
Accruent
Niche Players
Visionaries
Ability to execute
Completeness of vision
As of July 2020(1)
© Gartner, Inc

SAAS PLATFORM FOR ASSET-CENTRIC FIELD SERVICE

2020 Magic Quadrant Leader
for 5th Consecutive Year

Gartner

Highest Ranked Product / Service
for Equipment-Centric: Complex Service and Support Use Cases

Gartner

2020 Market Leadership Award
for Mobile Field Service Management

FROST & SULLIVAN

IDC MarketScape Leader
among Field Service Management Applications

IDC

IDC MarketScape Leader
among Manufacturing Service Parts Management Applications

IDC

Leader in Globe
for Team Collaboration, 2020

Aragon Research

SERVICEMAX

Source: Company materials, IDC, Gartner.

(1) Magic Quadrant for Field Service Management, July 6, 2020. This graphic was published by Gartner, Inc. as part of a larger research document and should be evaluated in the context of the entire document. The Gartner document is available upon request from ServiceMax.

Product Footprint

SERVICEMAX CORE

SERVICEMAX ASSET 360 for salesforce field service

VERSION SPECIFIC ADD ONS

- Service Board
- Optimization
- ServiceMax Go

UNIVERSAL ADD ONS

- Zinc
- Engage
- Partner Community
- Customer Community
- Infrastructure (Sandbox, Storage, etc.)

STRATEGIC INDEPENDENT SOFTWARE VENDOR

AQUANT.IO | nintex | PRONTOFORMS | SCOPE | SightCall | SPOKE

Cloud-Native Tech and GTM Partnership with Salesforce

Why We Partner

- Increased reach and exposure to new accounts and industries
- Reduced sales cycle
- Leverage Salesforce's global infrastructure, reliability, and scalability
- Trusted security and compliance features native to Force.com
- Reduces technology burden, shifting focus to product development
- Drives better customer outcomes and increases customer adoption, retention, and expansion opportunities

Recent Developments

- $80M investment round co-led by Salesforce in Feb. 2020
- Continued innovation with launch of ServiceMax Asset360 in Nov. 2020
  - Built natively on Salesforce platform
  - Combined with Customer 360 platform and Salesforce Field Service
  - Asset360 and SFS licenses sold together
  - ServiceMax developing asset-centric capabilities for Asset360
- Joint go-to-market motion with Salesforce

> "ServiceMax has been a force in equipment and asset-centric industries for over a decade. ServiceMax's solution on the Salesforce Platform has delivered great value for joint customers, and we look forward to further collaboration."
>
> - *Bill Patterson, EVP and GM of CRM Applications at Salesforce*
> *March 10, 2020*

> "We're thrilled to be bringing a next-generation field service product to market for our customers, and with the combination of ServiceMax Asset360 and Salesforce Field Service, companies across industries will have access to enhanced asset management and dynamic resource scheduling capabilities on a single platform. This is the future of field service and it's connected, proactive and intelligent."
>
> - *Mark Cattini, SVP of Field Service Management at Salesforce*
> *September 1, 2020*

ServiceMax addresses key customer requirements in asset-centric use cases

Serving Blue-Chip Customers Across Multiple Verticals

Asset-centric capabilities are relevant across a range of industries with mission-critical functions

Medical Devices & Healthcare		Industrial Manufacturing	High-Tech Manufacturing	Construction & Building Maintenance	Power & Utilities	Oil & Gas
Bayer	BD	DOMINO	dormakaba	Carrier	CHILQUINTA energía	Baker Hughes
Beckman Coulter	cytiva	Nilfisk	Kodak alaris	DAIKIN	énergir	inspecta
GE Healthcare	HACH	pitney bowes	SCREEN	Erickson Living	FieldCore	HMT
illumina	PerkinElmer	suez	SONY	HYSTER-YALE	Schneider Electric	SOLARIS
PHILIPS Healthcare	Roche	Valmet	smiths	Johnson Controls	VEOLIA	WESTMOR

More Than 350 Customers

Customer Success Model Drives 'Land and Expand'

EXAMPLE 1: LEADING MEDICAL DEVICE MANUFACTURER

$MM Adjusted Subscription Revenue


CAGR: 151%
$0.0
$0.3
$3.2
$3.6
$4.1
$4.5
$6.6
$7.6
Year 1
Year 2
Year 3
Year 4
Year 5
Year 6
Year 7
Year 8

EXAMPLE 2: LEADING BUILDING TECHNOLOGY MANUFACTURER

$MM Adjusted Subscription Revenue


CAGR: 1%
CAGR: 143%
$0.5
$0.5
$0.6
$0.5
$0.5
$1.2
$3.2
Year 1
Year 2
Year 3
Year 4
Year 5
Year 6
Year 7

Sticky, mission-critical enterprise solution, together with strong upsell motion, drives leading net retention rates

SERVICEMAX



Financial Overview

Unlocking the Growth Strategy

Plans to use additional capital to accelerate growth through organic/inorganic, product-focused investments.

1

Accelerate Growth

Deeper penetration in current core markets, including up-sell / cross-sell, and acquisition of new logos

✓ On track to deliver 20% organic subscription growth in FY22E

2

Strategic Partnerships

Continue expanding partner network (e.g. Salesforce, GSIs, RSIs)

✓ >45 global partners signed up to Partner Xcellence Program(1)

3

New Markets

Expand in outcomes-based segments and invest in emerging markets

✓ ~50% revenues generated in non-US markets (i.e., EMEA, APAC)(2)

4

Platform for Inorganic Growth

Focused M&A strategy to add complementary technology, representing upside to current forecast

✓ Signed definitive agreement to acquire LiquidFrameworks

SERVICEMAX

Source: Company analysis.
(1) As of June 11, 2021.
(2) As of FYE Jan '21A.

Attractive SaaS Economics

22% 3-year forecasted subscription revenue CAGR[1]

84% recurring subscription revenue in FYE Jan '21A

Grew LTM net dollar retention to **115%** in Q1 FYE Jan '22A, up from **108%** in Q1 FYE Jan '20A[2]

Attractive FYE Jan '21A LTV/CAC of **~6.5x**, with additional upside as the business scales[3]

Gross margin long-term target of **75%+**

EBITDA margin long-term target of **25%+**

Pristine balance sheet with **no debt**; fully-funded organic business plan before SPAC / Strategic Investment proceeds

$230M of Remaining Performance Obligations as of FYE Jan '21A

SERVICEMAX

Source: Company financials.

Note: Standalone organic financials (i.e., not pro forma for the acquisition of LiquidFrameworks) shown reflect fiscal year end of January 31.

(1) Reflects Adjusted Subscription Revenue from FYE Jan '21A to FYE Jan '24E.

(2) Compares the activated ARR for subscription contracts associated with customers.

*(3) LTV/CAC calculated as ((Newly Booked Committed ARR * Subscription Gross Margin) / (1 – LTM Committed ARR Gross Retention)) / S&M Expenses.*

Growing Standalone Organic Subscription Revenue Drives Margin Expansion

ADJUSTED SUBSCRIPTION REVENUE ($M)

Each of the 2 most recent quarters, Q4 FYE Jan '21A and Q1 FYE Jan '22A, have grown by ~17% YoY



FYE Jan'21A - FYE Jan'24E CAGR: 22%
$81
$93
$112
$136
$168
FYE Jan '20A
FYE Jan '21A
FYE Jan '22E
FYE Jan '23E
FYE Jan '24E

Growth

	15%	20%	22%	24%

ADJUSTED SUBSCRIPTION GROSS PROFIT ($M)



FYE Jan'21A - FYE Jan'24E CAGR: 25%
$56
$69
$85
$107
$134
FYE Jan '20A
FYE Jan '21A
FYE Jan '22E
FYE Jan '23E
FYE Jan '24E

Margin

70%	74%	76%	78%	80%

SERVICEMAX

Note: Adjusted Subscription Revenue and Adjusted Subscription Gross Profit shown reflect ServiceMax's standalone organic financials (i.e., not pro forma for the acquisition of LiquidFrameworks) and are non-GAAP figures, shown not burdened by GAAP purchase accounting adjustments (further details on slide 44).

Summary of Standalone Organic Financial Projections

ADJUSTED REVENUE ($M)


FYE Jan'21A - FYE Jan'24E CAGR: 19%
$103
$111
$130
$155
$188
FYE Jan '20A
FYE Jan '21A
FYE Jan '22E
FYE Jan '23E
FYE Jan '24E

Growth

	8%	17%	20%	21%

ADJUSTED GROSS PROFIT ($M)


FYE Jan'21A - FYE Jan'24E CAGR: 26%
$57
$67
$85
$107
$134
FYE Jan '20A
FYE Jan '21A
FYE Jan '22E
FYE Jan '23E
FYE Jan '24E

Margin

56%	60%	66%	69%	71%

Long Term Target: 75%+

ADJUSTED FREE CASH FLOW ($M)


($40)
($19)
($18)
$1
$21
FYE Jan '20A
FYE Jan '21A
FYE Jan '22E
FYE Jan '23E
FYE Jan '24E

Margin

(39%)	(17%)	(14%)	0%	11%

Long Term Target: 25%+

Note: Adjusted Revenue, Adjusted Gross Profit, and Adjusted Free Cash Flow shown reflect ServiceMax's standalone organic financials (i.e., not pro forma for the acquisition of LiquidFrameworks) and are non-GAAP figures, shown not burdened by GAAP purchase accounting adjustments (further details on slide 44).

LiquidFrameworks: Signed Accretive Growth Acquisition

Investment Overview

Vertical focused, cloud-based FSM solution built on Force.com

Furthers depth in **oil & gas**, and **industrial & environmental** sectors

Expected to bring **critical technologies** and **go-to-market channels**

Expected to **expand** product portfolio and **extend** GTM capabilities

Profitable and **cash generative**

Similar projected growth profile as ServiceMax

Signed Definitive Agreement at **$145M Value / ~6.6x FYE Dec '20A Revenue**

Key Highlights[1]

60+ Enterprise Customers

90% Recurring Revenue

20% FYE Dec '18-'20 Revenue CAGR

Positive Cash Flow

Product Overview

Base	E-Ticketing, EAM
Add-Ons	CPQ, Customer Self Service, Schedule & Dispatch, Timecards, Sandbox, Invoicing

Customers By Sector[1]



2%
17%
19%
63%

End Market
- Oil & Gas/Energy
- Industrial
- Environmental
- Other

SERVICEMAX

Source: ServiceMax management, LiquidFrameworks management.
(1) Reflects FYE Dec '20A figures.



Transaction Overview

SERVICEMAX

Transaction Overview

Transaction Summary

- ServiceMax to combine with Pathfinder to become a public, NASDAQ-listed SaaS leader in mission-critical field service management
  - Reflects a pro forma ServiceMax enterprise value of approx. $1.4 billion, or 9.2x FYE Jan '23 Adjusted Revenue
- Expected gross proceeds of ~$335 million
  - $325 million Pathfinder cash in trust[1]
  - ~$10 million Strategic investment
- Cash proceeds from the transaction are expected to be used for:
  - Acquiring LiquidFrameworks for $145 million[2] (enterprise value)
  - Pursuing additional organic and inorganic growth opportunities
  - Paying transaction fees and expenses and general corporate purposes
- Anticipated transaction close in the fourth quarter of CY2021

Sources ($M)

Sources ($M)	
SPAC Cash in Trust[1]	$325
Sponsor Promote at Close[3]	41
Strategic Investment	10
ServiceMax Equity Holder Rollover	1,425
Total Sources	**$1,801**

Uses ($M)

Uses ($M)	
Cash to Balance Sheet[6]	$285
Sponsor Promote at Close[3]	41
ServiceMax Equity Holder Rollover	1,425
Transaction Costs[4]	50
Total Uses	**$1,801**

Pro Forma Enterprise Value

Pro Forma Enterprise Value	
Shares Outstanding (M)[5]	180.1
Share Price	$10.00
Post-Money Equity Value	$1,801
Less: Cash[6]	(370)
Post-Money Enterprise Value	**$1,431**
FYE Jan '23 Adj. Revenue[7]	$155
EV / FYE Jan '23 Adj. Revenue[7]	9.2x

Includes $145M earmarked for LiquidFrameworks acquisition

Pro Forma Ownership[5]



Pathfinder Shareholders
18%
Pathfinder Sponsor
2%
1%
Strategic Investors
79%
ServiceMax Shareholders

(1) Assuming no redemptions.
(2) Excludes potential ticking fee for close of transaction (purchase price of $145M if transaction closes by 9/30/2021, increasing up to $147.5M if transaction closes on or after 10/1/2021).
(3) Represents restructured sponsor promote, reflecting 1/2 promote vest at close and assuming no forfeiture on the basis of redemptions or excess SPAC liabilities.
(4) Includes both ServiceMax's and Pathfinder's estimated aggregate transaction costs.
(5) Post-money equity value, enterprise value and pro forma ownership shown at closing, excluding unvested sponsor promote, unvested and unissued post-closing equity incentive plan shares, and out-of-the money warrants, assuming no redemptions.
(6) Cash balance calculated using balance as of Q1 FYE Jan '22A (4/30/2021) of $85M + $285M cash to balance sheet (which is shown before the deduction of $145M of cash earmarked for the acquisition of LiquidFrameworks post-close).
(7) ServiceMax adjusted metrics standalone and not pro forma for acquisition of LiquidFrameworks. For a reconciliation of Adjusted Revenue, see slide 44.

SERVICEMAX

Selecting the Right Comparable Universe

Selection Criteria

- ✓ Pure SaaS: sticky, highly visible revenue
- ✓ Similar revenue growth rates
- ✓ Best-in-class net dollar retention
- ✓ SFDC Ecosystem peers are industry leaders built on similar platform
- ✓ Functional software addressing large, under-penetrated end markets at the intersection of IT and OT

appfolio
Anaplan
BLACKLINE
C3.ai
Five9
HubSpot
ncino
PROCORE
RingCentral
Veeva
zendesk

SFDC Ecosystem
Functional Software

Operating Benchmarking

CY'22E Revenue Growth



Median: 23%
20%
34%
26%
25%
25%
24%
23%
23%
21%
19%
19%
18%
SERVICEMAX(1)
C3.ai
HubSpot
Anaplan
zendesk
RingCentral
ncino
PROCORE
BLACKLINE
appfolio
Veeva
Five9

CY'22E Revenue *(Figures in $MM)*

$155	$302	$1,571	$688	$1,640	$1,864	$314	$597	$504	$419	$2,140	$649

CY'22E EBITDA Margin



Median: 13%
25%
CY'22E Margin: (4%)
40%
19%
16%
14%
13%
13%
12%
0%
(1%)
(4%)
(32%)
SERVICEMAX(1)
Long Term
Target Margin
Veeva
Five9
appfolio
RingCentral
HubSpot
BLACKLINE
zendesk
Anaplan
ncino
PROCORE
C3.ai

SERVICEMAX

SFDC Ecosystem

Functional Software

Source: Based on Company and Pathfinder advisor analysis of company filings, equity research, and FactSet. Market data as of July 13, 2021.
Note: ServiceMax FY ending January 31 assumed to be prior CY. ServiceMax financials shown reflect adjusted metrics. For a reconciliation of ServiceMax adjusted figures, see slide 44.
(1) ServiceMax metrics are standalone and not pro forma for acquisition of LiquidFrameworks.

Valuation Benchmarking

FV / CY'22E Revenue


Premium for leaders within Salesforce ecosystem
Scale of end market opportunity and Industrial IoT themes parallel ServiceMax opportunity
Median: 17.9x
9.2x
23.6x
21.5x
21.5x
20.7x
19.1x
17.9x
14.7x
14.5x
12.1x
11.1x
10.7x
SERVICEMAX (1)
Veeva
C3.ai
PROCORE
Five9
ncino
HubSpot
RingCentral
BLACKLINE
Anaplan
appfolio
zendesk

FV / CY'22E Revenue / CY'22E Revenue Growth


Median: 0.7x
0.5x
1.2x
1.2x
0.9x
0.8x
0.7x
0.7x
0.6x
0.6x
0.6x
0.5x
0.4x
SERVICEMAX (1)
Veeva
Five9
PROCORE
ncino
BLACKLINE
HubSpot
C3.ai
RingCentral
appfolio
Anaplan
zendesk

SERVICEMAX

SFDC Ecosystem

Functional Software

Source: Based on Company and Pathfinder advisor analysis of company filings, equity research, and FactSet. Market data as of July 13, 2021.
Note: ServiceMax FY ending January 31 assumed to be prior CY. ServiceMax financials shown reflect adjusted metrics. For a reconciliation of ServiceMax adjusted figures, see slide 44.
(1) ServiceMax metrics are standalone and not pro forma for acquisition of LiquidFrameworks.



Thank You!



Appendix

Experienced Senior Leadership



Neil Barua
CEO

Global Crossing
IPC
SilverLake



Simon Edwards
CFO



Ashish Agrawal
SVP of Engineering

documentum
EMC
GE Digital
ORACLE
SIEBEL



Liz Carter
SVP of Marketing

IBM
SAP SuccessFactors



Amit Jain
SVP of Product

hotwire
zuora



Mike Jerich
Chief Revenue Officer

FinancialForce
IntelePeer
IPC
Level(3)



Dave Kahley
SVP of Customer Solutions

Global Crossing
salesforce



Neil O'Donnell
Chief Legal Officer

McAfee
BROCADE
LucasArts

Current Investors

SilverLake
salesforce
GE

SERVICEMAX

Asset360 Product Overview

Bringing Together the
Best of ServiceMax & Salesforce


Resource Management
Contractor Management
Optimization & Scheduling
Shift Management
Contracts & Entitlements
Work Order Management
Warranty & Product Recall
RMA & Depot Repair
Install Base Management
Predictive Maintenance
SERVICEMAX ASSET 360
salesforce
Service Process Manager
Process Templates
Integration
Customer 360 & IoT

SERVICEMAX

Detailed Standalone Organic Financial Summary[1]

Non-GAAP financials, shown not burdened by GAAP purchase accounting adjustments

(Figures in $M)	2020A	2021A	2022E	2023E	2024E	FYE Jan '21A - '24E CAGR
	Fiscal Year Ending January 31,					
Adjusted Subscription Revenue	$81	$93	$112	$136	$168	
% Growth		*15%*	*20%*	*22%*	*24%*	
Professional Services Revenue	22	18	18	19	20	
Total Adjusted Revenue	**$103**	**$111**	**$130**	**$155**	**$188**	*19%*
% Growth		*8%*	*17%*	*20%*	*21%*	
Adjusted Gross Profit	**$57**	**$67**	**$85**	**$107**	**$134**	*26%*
% Margin	*56%*	*60%*	*66%*	*69%*	*71%*	
Memo: % Adjusted Subscription Gross Margin	*70%*	*74%*	*76%*	*78%*	*80%*	
(-) Sales & Marketing	($62)	($52)	($56)	($60)	($66)	
(-) Research & Development	(29)	(26)	(32)	(32)	(34)	
(-) General & Administrative	(15)	(15)	(19)	(20)	(21)	
Total Adjusted Operating Expenses	($106)	($93)	($107)	($112)	($121)	
% of Adjusted Revenue	*103%*	*84%*	*82%*	*72%*	*64%*	
Adjusted EBITDA	**($49)**	**($26)**	**($21)**	**($6)**	**$13**	
% Margin	*(47%)*	*(23%)*	*(16%)*	*(4%)*	*7%*	
(-) (Increase) / Decrease in Net Working Capital	$10	$10	$4	$7	$8	
(-) Capital Expenditures	(1)	(3)	(0)	(0)	(0)	
Adjusted Free Cash Flow[2] *(Pre-Tax)*	**($40)**	**($19)**	**($18)**	**$1**	**$21**	

Note: GAAP purchase accounting adjustments refer to fair value adjustments to acquired unearned revenue and deferred commissions resulting from the GE carve-out (further detail on slide 44).
(1) Non-GAAP financials, shown not burdened by GAAP purchase accounting adjustments and not pro forma for the acquisition of LiquidFrameworks.
(2) Excludes foreign entity tax and one-time costs representing total outflows of $2M and $4M in FYE Jan '20A and FYE Jan '21A, respectively.

SERVICEMAX

Detailed Standalone Organic Financial Summary[1] (Cont'd)

Non-GAAP financials, shown burdened by GAAP purchase accounting adjustments

(Figures in $M)	2020A	2021A	2022E	2023E	2024E	FYE Jan '21A - '24E CAGR
		Fiscal Year Ending January 31,				
Subscription Revenue	$65	$91	$112	$136	$168	
% Growth		40%	22%	22%	24%	
Professional Services Revenue	22	18	18	19	20	
Total Revenue	**$87**	**$109**	**$130**	**$155**	**$188**	**20%**
% Growth		26%	19%	20%	21%	
Adjusted Gross Profit	**$42**	**$65**	**$85**	**$107**	**$134**	**27%**
% Margin	48%	60%	66%	69%	71%	
Memo: % Subscription Gross Margin	63%	74%	76%	78%	80%	
(-) Sales & Marketing	($60)	($50)	($56)	($60)	($66)	
(-) Research & Development	(29)	(26)	(32)	(32)	(34)	
(-) General & Administrative	(15)	(15)	(19)	(20)	(21)	
Total Adjusted Operating Expenses	($104)	($92)	($107)	($112)	($121)	
% of Revenue	120%	84%	82%	72%	64%	
Adjusted EBITDA	**($62)**	**($26)**	**($21)**	**($6)**	**$13**	
% Margin	(72%)	(24%)	(16%)	(4%)	7%	
(-) (Increase) / Decrease in Net Working Capital	$23	$11	$4	$7	$8	
(-) Capital Expenditures	(1)	(3)	(0)	(0)	(0)	
Adjusted Free Cash Flow[2] *(Pre-Tax)*	**($40)**	**($19)**	**($18)**	**$1**	**$21**	

SERVICEMAX

Note: GAAP purchase accounting adjustments refer to fair value adjustments to acquired unearned revenue and deferred commissions resulting from the GE carve-out (further detail on slide 44).
(1) Non-GAAP financials, shown burdened by GAAP purchase accounting adjustments and not pro forma for the acquisition of LiquidFrameworks.
(2) Excludes foreign entity tax and one-time costs representing total outflows of $2M and $4M in FYE Jan '20A and FYE Jan '21A, respectively.

ServiceMax Standalone Non-GAAP Financial Reconciliation

(Figures in $M)

	Fiscal Year Ending January 31,	
	2020A	2021A
Adjusted Revenue Reconciliation		
Revenue	$86.9	$109.1
(+) Fair Value Adjustment to Acquired Unearned Revenue (1)	15.7	1.6
Adjusted Revenue	**$102.5**	**$110.7**
Adjusted Gross Profit Reconciliation		
Gross Profit	$20.3	$44.0
(+) Fair Value Adjustment to Acquired Unearned Revenue (1)	15.7	1.6
(+) Amortization of Developed Technology (2)	20.7	20.7
(+) Depreciation & Amortization of Fixed Assets (3)	0.1	0.2
(+) Stock Based Compensation (4)	0.1	0.2
(+) Non-Recurring Costs (5)	0.6	0.1
Adjusted Gross Profit	**$57.4**	**$66.8**
Adjusted EBITDA Reconciliation		
EBITDA	($70.1)	($28.6)
(+) Fair Value Adjustment to Acquired Unearned Revenue (1)	15.7	1.6
(+) Stock Based Compensation (4)	1.2	1.6
(+) Non-Recurring Costs (5)	6.6	0.7
(-) Fair Value Adjustment to Acquired Deferred Commissions (6)	(1.9)	(1.1)
Adjusted EBITDA	**($48.6)**	**($25.8)**

SERVICEMAX

Adjustments highlighted are not applied to historical financials where non-GAAP financials are shown burdened by GAAP purchase accounting adjustments.

Select Commentary

1. Fair Value Adjustment to Acquired Unearned Revenue represents the impact of the fair value adjustment to acquired unearned revenue relating to subscription services billed by ServiceMax prior to the acquisition by Silver Lake Partners. This adjustment represents the difference between the revenue recognized based on management's estimate of fair value of acquired unearned revenue and the receipts billed prior to the acquisition less revenue recognized prior to the acquisition
2. Amortization of Developed Technology refers to the amortization of intangible value assigned to technology acquired from the GE carve out
3. Depreciation & Amortization of Fixed Assets (primarily computer equipment related to Professional Services and Customer Support functions) added back as a non-cash expense
4. Stock Based Compensation for direct employees added back as a non-cash expense
5. Non-Recurring Costs[1] added back as one-time expense
6. Fair Value Adjustment to Acquired Deferred Commissions represents the impact of the fair value adjustment to acquired deferred commissions relating to sales commissions deferred by ServiceMax prior to the acquisition by Silver Lake Partners. This adjustment represents the difference between the deferred sales commissions recognized based on management's estimate of fair value of deferred sales commissions and the commissions deferred prior to the acquisition less amortization of deferred commissions recognized prior to the acquisition

Note: Financials shown reflect ServiceMax's standalone organic financials (i.e., not pro forma for the acquisition of LiquidFrameworks).
(1) Includes restructuring expenses and transition service agreement costs.